UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

BIOVAIL CORPORATION

(Exact name of registrant as specified in its charter)

Canada	001-14956	Not Applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

7150 Mississauga Road Mississauga, Ontario Canada	L5N 8M5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 286-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On February 10, 2010, Biovail Corporation issued a press release announcing that its subsidiary, Biovail Laboratories International SRL (BLS), entered into a Collaboration and License Agreement with Alexza Pharmaceuticals, Inc. (the “Collaboration and License Agreement”) to acquire the U.S. and Canadian development and commercialization rights to AZ-004 for the treatment of psychiatric or neurological indications and the symptoms associated with these indications, including the initial indication of treating agitation in schizophrenia and bipolar patients.   A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibit

99.1         Press release of Biovail Corporation, issued February 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVAIL CORPORATION

By:	/ s / Jennifer Tindale
Name:	Jennifer Tindale
Title:	VP, Associate General Counsel & Corporate Secretary

Date: February 10, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Biovail Corporation, issued February 10, 2010.